CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT


I, George R. Aylward, President of Virtus Institutional Trust (formerly, Phoenix Institutional Mutual Funds) (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of
               Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:     03/06/09                   /s/ George R. Aylward
     ----------------------          -------------------------------------------
                                     George R. Aylward, President
                                     (principal executive officer)


I,  W.  Patrick  Bradley,  Chief  Financial  Officer  and  Treasurer  of  Virtus
Institutional  Trust  (formerly,   Phoenix   Institutional  Mutual  Funds)  (the
"Registrant"), certify that:

          1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of
               Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:    03/03/09                    /s/ W. Patrick Bradley
     ----------------------          -------------------------------------------
                                     W. Patrick Bradley, Chief Financial Officer
                                     and Treasurer
                                     (principal financial officer)